Sale Of Vision Bank (Schedule Of Assets Purchased And Liabilities Assumed In Vision Bank Disposition) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash and due from banks	$ 137,770	$ 109,058
Loans	4,317,099	4,732,685	4,640,432
Allowance for loan losses	(68,444)	(143,575)	(116,717)	(100,088)
Net loans	4,248,655	4,589,110
Fixed assets	53,741	69,567
Other assets	857,631	519,580
Total assets	6,972,245	7,282,261	7,040,329
Deposits	4,465,114	5,095,420	5,188,052
Other Liabilities	602,741	81,481
Total liabilities	6,229,881	6,552,553
Assets Held-For-Sale [Member]
Cash and due from banks	6,766
Loans	369,044
Allowance for loan losses	(13,100)
Net loans	355,944
Fixed assets	14,861
Other assets	4,891
Total assets	382,462
Liabilities Held-For-Sale [Member]
Deposits	532,598
Other Liabilities	3,588
Total liabilities	$ 536,186